UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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PIXELWORKS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2006
      The 2006 Annual Meeting of the Shareholders of Pixelworks, Inc. will be held on Tuesday, May 23, 2006 at 12:30 p.m. Pacific Daylight Time at our principal executive offices, 8100 SW Nyberg Road, Tualatin, Oregon, to conduct the following items of business:

1. To elect seven Directors to serve for the following year or until their successors are elected;

2. To adopt the Pixelworks, Inc. 2006 Stock Incentive Plan;

3. To ratify the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year; and

4. To transact any other business that properly comes before the meeting.
      Shareholders who owned shares of our stock at the close of business on Friday, March 24, 2006 are entitled to receive notice of, attend and vote at the meeting.
      Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. For specific voting instructions, please refer to the information provided with your proxy card and in this proxy statement. You may attend the meeting in person even if you send in your proxy. Retention of the proxy is not necessary for admission to or identification at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen H. Alley
Chairman of the Board, President and
Chief Executive Officer
Tualatin, Oregon
April 13, 2006

THE MEETING
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INFORMATION ABOUT OUR BOARD OF DIRECTORS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
Oregon Law: ORS 60.357
PLAN ADOPTION AND AMENDMENT/ADJUSTMENTS SUMMARY PAGE

PIXELWORKS, INC.
8100 SW Nyberg Road
Tualatin, Oregon 97062
PROXY STATEMENT
2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 23, 2006
THE MEETING
Purpose, Date, Time and Place Information
      The enclosed proxy is solicited on behalf of the Board of Directors of Pixelworks, Inc. (“Pixelworks” or “Company”), an Oregon corporation. This proxy is for use at Pixelworks’ 2006 Annual Meeting of Shareholders (the “Annual Meeting”) or any postponement or adjournment of that meeting. The Annual Meeting will be held at 12:30 p.m. Pacific Daylight Time, on Tuesday, May 23, 2006, at our principal executive offices, 8100 SW Nyberg Road, Tualatin, Oregon, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the proxy, which are accompanied by a copy of our 2005 Annual Report, are being first mailed or otherwise delivered to shareholders on or about April 20, 2006. Shareholders who owned Pixelworks’ common stock at the close of business on March 24, 2006 are entitled to receive notice of, attend and vote at the Annual Meeting. On March 24, 2006, there were 47,531,259 shares of Pixelworks’ common stock issued and outstanding.
Voting and Revocability of Proxy
      If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy. In the absence of voting instructions, the shares will be voted:

•	For the nominees for Director listed in these materials and on the proxy;

•	For the adoption of the 2006 Stock Incentive Plan; and

•	For the ratification of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year.
      Pursuant to NASDAQ rules, a broker may not vote on the adoption of, or material amendment to, an equity compensation plan without instruction from the beneficial owner of the shares. With respect to the equity compensation plan proposal to be voted upon, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists for approval of the proposal.
      The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting of Shareholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy will be voted upon such matters as determined by a majority of the Board of Directors.
      Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by voting in person at the Annual Meeting. A shareholder who attends the Annual Meeting, however, is not required to revoke the proxy and vote in person. All valid, unrevoked proxies will be voted at the Annual Meeting in accordance with the instructions given.
      The presence, in person or by proxy, of a majority of the total number of outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Solicitation
      The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited by Directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally or by mail, e-mail, facsimile, telephone or messenger. The Company will request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse these fiduciaries, custodians and brokerage houses for their reasonable expenses incurred in connection with that request.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Record Date
      The Board of Directors has fixed the close of business on March 24, 2006 as the record date for the determination of the shareholders entitled to receive notice of, attend and vote at the Annual Meeting. Accordingly, only the holders of record of shares of Common Stock at the close of business on March 24, 2006 will be entitled to vote at the Annual Meeting, with each share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 228 shareholders of record and 48,095,726 shares of common stock then outstanding. The 48,095,726 shares of common stock outstanding includes 564,467 shares of common stock issuable upon the exchange of exchangeable shares of our Canadian subsidiary, Jaldi Semiconductor Corporation (“Jaldi”). These exchangeable shares, which were issued to former shareholders of Jaldi upon our acquisition of Jaldi, are intended to have characteristics essentially equivalent to our common stock, including the same voting rights as our common stock.
Beneficial Ownership
      The following table sets forth certain information regarding the beneficial ownership as of March 24, 2006 of the Common Stock by (i) each person known by the Company to own beneficially more than 5 percent of the Common Stock, (ii) each Director and each Director nominee of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table and (iv) all executive officers and Directors as a group. Except as otherwise noted, the persons listed below have sole investment and voting power with respect to the Common Stock owned by them. Unless otherwise indicated, the address of each holder is 8100 SW Nyberg Road, Tualatin, Oregon 97062.

	Number of
	Shares
	Beneficially		Percentage
Name and Address of Beneficial Owner	Owned(1)		of Shares

Mazama Capital Management, Inc.	11,639,655	(2)	24.2%
One Southwest Columbia Street, Suite 1500 Portland, Oregon 97258
Kennedy Capital Management, Inc.	6,950,520	(3)	14.5%
10829 Olive Boulevard St. Louis, Missouri 63141
Mac-Per-Wolf Company	2,651,446	(4)	5.5%
310 South Michigan Avenue, Suite 2600 Chicago, Illinois 60604
Mark Christensen	5,000		*
James R. Fiebiger	—		*
C. Scott Gibson	68,417		*
Frank Gill	90,336		*
Daniel J. Heneghan	—		*
Bruce Walicek	5,000		*

	Number of
	Shares
	Beneficially	Percentage
Name and Address of Beneficial Owner	Owned(1)	of Shares

Allen H. Alley	2,117,349	4.4%
Hans H. Olsen	481,562	1.0%
Jeffrey B. Bouchard	178,278	*
Marc W. Fleischmann	1,148	*
Richard Tobias	1,917	*
Hongmin Zhang	369,126	*
Directors and Executive Officers as a Group (15 persons)	3,569,659	7.2%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting power and investment power with respect to shares. Shares that a person or group has the right to acquire within 60 days after March 24, 2006 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group. The number of stock options that are exercisable within 60 days of March 24, 2006 are as follows: Mark Christensen, 0; James R. Fiebiger, 0; C. Scott Gibson, 55,417; Frank Gill, 75,053; Daniel J. Heneghan, 0; Bruce Walicek, 0; Allen H. Alley, 306,666; Hans H. Olsen, 381,562; Jeffrey B. Bouchard, 169,396; Marc W. Fleischmann, 0; Richard Tobias 1,917; and Hongmin Zhang, 356,517.

(2)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Mazama Capital Management, Inc. (“Mazama”) with the Securities and Exchange Commission on February 8, 2006. The Schedule 13G/A states that Mazama is the beneficial owner of 11,639,655 shares of Common Stock over which it has sole voting power over 6,611,350 shares and sole dispositive power over 11,639,655 shares.

(3)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Kennedy Capital Management, Inc. (“Kennedy Capital”) with the Securities and Exchange Commission on February 14, 2006. The Schedule 13G/A states that Kennedy Capital is the beneficial owner of 6,950,520 shares of Common Stock over which it has sole voting power over 6,308,670 shares and sole dispositive power over 6,950,520 shares.

(4)	This information as to beneficial ownership is based on a Schedule 13G/A filed by Mac-Per-Wolf Company (“Mac-Per-Wolf”) on February 15, 2006 and Schedule 13G filed by Janus Capital Management LLC (“Janus”) on February 14, 2006 with the Securities and Exchange Commission.

The Schedule 13G/A states that Mac-Per-Wolf is the beneficial owner of 2,651,446 shares of Common Stock over which it has sole voting power over 75,846 shares, shared voting power over 2,575,600 shares, sole dispositive power over 75,846 shares, and shared dispositive power over 2,575,600.

The Schedule 13G states that Janus is the beneficial owner of 2,575,600 shares of Common Stock over which it has shared voting power over 2,575,600 shares and shared dispositive power over 2,575,600 shares.

The holdings of Janus have been aggregated with those reported by Mac-Per-Wolf as Janus has an indirect ownership interest in Perkins, Wolf, McDonnell and Company, LLC (“PWMC”), in which Mac-Per-Wolf holds a majority interest. PWMC and Janus are investment advisers that furnish investment advice to certain individual and institutional clients (collectively, the “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, PWMC may be deemed to be the beneficial owner of 2,575,600 shares or 5.5% of the shares outstanding of Pixelworks common stock held by such Managed Portfolios.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      During 2005, Pixelworks was provided consulting services by Bruce Walicek, who is a Director, prior to his election to the Board of Directors in May 2005. Fees for Mr. Walicek’s consulting services totaled $37,500 in 2005.
INFORMATION ABOUT OUR BOARD OF DIRECTORS
Board of Director Meetings
      Regular meetings of our Board of Directors are generally held four times per year, and special meetings are scheduled as necessary. The Board held 13 meetings in 2005. No incumbent Director attended fewer than 75 percent of the aggregate of all meetings of the Board of Directors and the committees of which the Director was a member during the year. Our independent Directors meet separately in executive session without any members of management present on a regular basis. We have adopted a policy that requires a majority of Directors to attend the Annual Meeting. A majority of our Directors attended the 2005 Annual Meeting.
      The Board of Directors has adopted Corporate Governance Guidelines, which can be found on our website at www.pixelworks.com. Under our Corporate Governance Guidelines, Directors are expected to exercise their best judgment, to act in what they reasonably believe to be the best interests of the Company and its shareholders, including preparing for, attending and participating in meetings of the Board and committees of which the Director is a member.
Standing Committees of the Board
      Audit Committee. The Audit Committee has the authority and power to act on behalf of the Board of Directors with respect to the appointment of our independent registered public accounting firm and with respect to authorizing all audit and other services performed for us by our independent registered public accounting firm. The Board has adopted a written charter for the Audit Committee. A copy of the Charter of the Audit Committee is attached to this proxy statement as Exhibit A. The Audit Committee, among other matters, reviews and discusses with management and the Company’s independent registered public accounting firm the Company’s audited financial statements, and the effectiveness of the accounting and financial controls of the Company. See “Audit Committee Report” below. The Audit Committee consists of C. Scott Gibson (chairman), Mark Christensen, and Frank Gill, all of whom are independent Directors as defined by the applicable rules of the Securities and Exchange Commission (the “SEC”) and NASDAQ. The Audit Committee met seven times in 2005.
      Compensation Committee. The Compensation Committee has the authority and power to act on behalf of the Board of Directors with respect to all matters relating to the employment of senior officers by the Company, including approval of compensation, benefits, incentives and employment contracts. See “Compensation Committee Report on Executive Compensation” below. The Compensation Committee also administers the Company’s stock plans, senior management bonus plans and other incentive programs. The Board has adopted a written charter for the Compensation Committee. The Compensation Committee consists of Frank Gill (chairman), C. Scott Gibson, and Mark Christensen, all of whom are independent Directors as defined by the applicable rules of NASDAQ. The Compensation Committee met four times in 2005.
      Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee identifies individuals qualified to become members of the Board of Directors, recommends to the Board the slate of Directors to be nominated by the Board at the annual meeting of shareholders and recommends any Director to fill a vacancy on the Board. The Board has adopted a written charter for the Corporate Governance and Nominating Committee.
      The Corporate Governance and Nominating Committee will consider recommendations for nominees for Directorships submitted by shareholders. Shareholders desiring the Corporate Governance and Nominating

Committee to consider their recommendations for nominees should submit their recommendations, together with appropriate biographical information and qualifications, in writing to the Corporate Governance and Nominating Committee, care of the Secretary of the Corporation at our principal executive offices.
      The Corporate Governance and Nominating Committee also recommends Directors to be appointed to committees of the Board (other than the Corporate Governance and Nominating Committee itself). The Corporate Governance and Nominating Committee consists of Mark Christensen (chairman), C. Scott Gibson, and Frank Gill, all of whom are independent Directors as defined by the applicable rules of NASDAQ. The Corporate Governance and Nominating Committee met four times in 2005.
      The charters of the Board committees, as well as the Company’s Corporate Governance Guidelines, can be found on our website at www.pixelworks.com.
Qualifications of Directors
      When identifying Director nominees, the Corporate Governance and Nominating Committee will consider the following:

•	relevant business experience;

•	judgment, skill, integrity and reputation;

•	independence from management;

•	existing commitments to other businesses;

•	potential conflicts of interest with other pursuits;

•	legal considerations such as antitrust issues;

•	corporate governance background;

•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership;

•	executive compensation background, to enable the committee to determine whether the candidate would be suitable for Compensation Committee membership; and

•	the size and composition of the existing Board.
      At a minimum, candidates must possess experience with businesses or organizations of comparable or greater size than the Company. The Committee restates for purposes of its own board search the Company’s emphatic commitment to nondiscrimination on the basis of age, gender, ethnic background, religious affiliation or other personal characteristics unrelated to the Company’s purpose and mission. Because the Board values diversity, qualifications and skills that are complementary to existing Board members are highly desirable.
Director Nomination Process
      Our Director nomination process for new Board members is as follows:

•	The Corporate Governance and Nominating Committee, the Chairman of the Board, President and Chief Executive Officer, or other Board member identifies the need to add a new Board member that meets specific criteria or to fill a vacancy on the Board.

•	The Corporate Governance and Nominating Committee identifies qualified candidates by soliciting nominations from existing Board members and through nominations by shareholders.

•	The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of proposed nominees.

•	If candidates’ experience and qualifications are desirable, the Corporate Governance and Nominating Committee interviews and performs reference checks on candidates.

•	The Corporate Governance and Nominating Committee seeks full Board endorsement of the final candidate.
Director Compensation
      During 2005, newly-elected members of our Board, who were not officers of the Company, received an option grant upon election of 40,000 shares and incumbent directors received a grant of 10,000 shares upon annual re-election. Options were granted with exercise prices equal to the fair market value of our common stock on the date of grant. Additionally, non-employee Directors received cash compensation as follows:

•	$5,000 per quarter for service on the Board;

•	$2,500 per quarter for service by the Lead Director or Non-Management Chairperson;

•	$1,000 per quarter for service on the Audit Committee, with the exception of the Chairperson of the Audit Committee, who will receive $3,500 per quarter;

•	$500 per quarter for service on the Compensation Committee, with the exception of the Chairperson of the Compensation Committee, who will receive $1,000 per quarter; and

•	$500 per quarter for service on the Corporate Governance and Nominating Committee, with the exception of the Chairperson of the Corporate Governance and Nominating Committee who will receive $1,000 per quarter.
      On February 8, 2006, the Company’s Board of Directors approved an increase in the quarterly retainer fee paid to non-employee Board members from $5,000 per quarter to $6,250 per quarter. This change was effective January 1, 2006.
Communications with the Board
      Shareholders or other interested parties can contact any Director or committee of the Board by writing to them at:

Pixelworks Board of Directors
8100 SW Nyberg Road
Tualatin, OR 97062

Board members may also be contacted via email at bod@pixelworks.com.
      Communication received will be distributed to the full Board at the next regularly scheduled Board meeting, or sooner, if deemed necessary. Communication that is unduly hostile, threatening, illegal or similarly inappropriate, will be discarded and appropriate legal action will be taken.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Firm
      The Audit Committee has appointed KPMG LLP, independent registered public accounting firm, as the Company’s auditor for the year ending December 31, 2006. Our shareholders are being asked to ratify this appointment, see Proposal No. 2. KPMG LLP served as the Company’s auditor for the year ended December 31, 2005. Representatives of KPMG LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make a statement but will have the opportunity to make a statement if they wish.
Audit Committee Pre-Approval Policies and Procedures
      The Audit Committee pre-approves any engagement under which our independent registered public accounting firm provides audit services to the Company. The authority to pre-approve services may be delegated to one designated member of the committee. If a designated member does pre-approve services, the approval is reported to the full committee at its next regularly scheduled meeting.
      During fiscal years 2005 and 2004, the Audit Committee pre-approved 100% of the audit and non-audit services provided by KPMG LLP.
Principal Accountant Fees and Services
      Fees paid to KPMG LLP during 2005 and 2004 were comprised of the following:

	2005	2004

Audit Fees
Audits of consolidated financial statements	$260,000	$275,000
Interim reviews of quarterly financial statements	56,500	43,000
Audit of Equator Technologies, Inc.	95,000	—
Reviews of registration statements	40,000	12,000
Comfort letter related to debt offering	—	73,000

Total audit fees	451,500	403,000
Audit-Related Fees
Internal controls compliance	—	37,900
Tax Fees
Tax compliance and preparation	39,113	46,197
All Other Fees	—	—

Total	$490,613	$487,097

Audit Committee Report
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
      Composition and Meetings. The Audit Committee (“the Committee”) is comprised of three non-employee members of the Board of Directors (“the Board”) named below. After reviewing the qualifications of the members of the Committee and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that each member of the Committee meets the independence and financial experience requirements under both SEC and NASDAQ rules. In addition, the Board has determined that C. Scott Gibson is an “audit committee financial expert” as defined by SEC rules. The Committee met a total of seven times during 2005. The Committee met in executive session with the independent registered public accounting firm (KPMG LLP) three times, and in executive session with management three times.
      Responsibilities. The Committee operates under a written charter that has been adopted by the Board. The charter is reviewed at least annually for changes, as appropriate. The Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Committee has the responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is directly responsible for the oversight of the work of the independent registered public accounting firm.
      The Committee’s charter clarifies that it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with U.S. generally accepted accounting principles (“GAAP”). Management is responsible for the Company’s financial reporting processes including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with GAAP. The independent registered public accounting firm is responsible for expressing an opinion on those consolidated financial statements.
      In performing the duties described below, the Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with GAAP, and on the representations of KPMG LLP included in their report on the Company’s consolidated financial statements.
      The full text of the Committee’s charter, which describes the Committee’s duties in detail, is available on our website at www.pixelworks.com and is attached to this proxy statement as Exhibit A.
      Review with Management and Independent Registered Public Accounting Firm. During the year ended December 31, 2005, the Committee fulfilled its duties and responsibilities as outlined in the charter. Specifically, among other actions, in preparation for the filing of our Annual Report on Form 10-K for the year ended December 31, 2005 (the “Form 10-K”), the Committee:

1.	Reviewed and discussed with management and KPMG LLP, together and separately, the Company’s audited consolidated financial statements contained in the Form 10-K. The Committee reviewed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures included in the consolidated financial statements.

2.	Met with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting, and discussed these matters with KPMG LLP and with appropriate Company personnel.

3.	Reviewed and discussed with KPMG LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees (“SAS 61”). SAS 61 requires the Company’s independent registered public accounting firm to provide the Committee with additional information regarding the scope of their audit, including but not limited to:

a. Their responsibility under generally accepted auditing standards.
b. Significant accounting policies.
c. Management judgments and estimates.
d. Any disagreements with management.
e. Any difficulties encountered in performing the audit.

4.	Reviewed and discussed with KPMG LLP the communications required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. KPMG LLP provided written disclosure that, in their professional judgment, KPMG LLP is independent of the Company within the meaning of the federal securities laws. The Committee also reviewed the amount of fees paid to KPMG LLP for audit and non-audit services.
      Based on the reviews and discussions referred to in paragraphs 1 through 4 above, and subject to the limitations of the Committee’s responsibilities referred to above and in the Committee charter, the undersigned Committee members recommended to the Board that Pixelworks’ audited consolidated financial statements for the year ended December 31, 2005 be included in Form 10-K.

      Appointment of Independent Registered Public Accounting Firm. For the year ended December 31, 2005, the Committee appointed KPMG LLP to serve as auditors of the Company. Shareholders ratified this appointment at the Annual Meeting of Shareholders on May 24, 2005. The Committee recommends to shareholders that they ratify the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the year ending December 31, 2006.

Respectfully submitted,

C. Scott Gibson, Chairman
Mark Christensen
Frank Gill
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
      The following table sets forth, as of March 24, 2006, information as to the executive officers of the Company.

Name	Age	Position

Allen H. Alley	51	Chairman of the Board, President and Chief Executive Officer
Hans H. Olsen	57	Executive Vice President and Chief Operating Officer
Michael D. Yonker	48	Vice President, Chief Financial Officer, Treasurer and Secretary
Jodie F. T. Brady	34	Vice President, Finance
Gang (Mark) Cui	45	Vice President and General Manager, China
John Y. Lau	50	Vice President, Operations
Brett A. Monello	41	Vice President, Video and Image Processing
Richard Tobias	42	Vice President and Chief Technology Officer
Hongmin (Bob) Zhang	47	Vice President, Technology
      ALLEN H. ALLEY co-founded Pixelworks and has served as President, Chief Executive Officer and Chairman since the Company’s inception. From 1992 to 1996, Mr. Alley served as the Vice President, Corporate Development, Engineering and Product Marketing for InFocus Corporation, a leading electronic display company. While at InFocus, Mr. Alley was also the co-CEO of a joint venture with Motorola, Inc. called Motif. From 1986 to 1992, Mr. Alley was a General Partner of Battery Ventures, a venture capital investment firm. From 1983 to 1986, Mr. Alley was the Director of Mechanical Computer Aided Engineering of Computervision Corporation, a computer-aided design software developer. From 1979 to 1983, Mr. Alley was a Lead Mechanical Engineer at Boeing Commercial Airplane Division. From 1976 to 1979, Mr. Alley served as a Product Design Engineer for the Ford Motor Company. Mr. Alley serves on the Board of Directors of Applied Films, Inc. (NASDAQ: AFCO). Additionally, Mr. Alley serves on the Oregon Innovation Council, the Oregon Business Plan Steering Committee and the Oregon Nanoscience and Microtechnologies Institute Advisory Board. Mr. Alley holds a B.S. in Mechanical Engineering from Purdue University.
      HANS H. OLSEN joined Pixelworks in July 1998 as Vice President, Operations. Mr. Olsen has served as Executive Vice President and Chief Operating Officer since January 2001. From 1997 to 1998, Mr. Olsen held the positions of Vice President, Graphics Marketing and Vice President, North American Sales at Trident Microsystems, a graphics controller semiconductor company. From 1996 to 1997, Mr. Olsen served as Vice President Marketing at Paradigm Technology, Inc. which acquired IChips Corporation, a personal computer chipset and embedded memory technology provider, that he founded and was CEO of from 1993 to 1996. From 1982 to 1993, Mr. Olsen held the position of CEO of Electronic Designs, Inc., a semiconductor memory company he co-founded. From 1976 to 1982, Mr. Olsen held engineering and management positions at Christian Rovsing A/ S in Copenhagen, Denmark. Mr. Olsen holds a B.S.E.E. from Copenhagen Technical University and a M.S.E.E. from the University of Copenhagen.
      MICHAEL D. YONKER joined Pixelworks in February 2006 as Vice President, Chief Financial Officer, Treasurer and Secretary. From 2002 to 2005, Mr. Yonker served as the Executive Vice President and Chief Financial Officer at InFocus Corporation, a leading electronic display company. From 1998 to 2002, he was the Chief Financial Officer of Wieden and Kennedy, a leading advertising agency. From 1993 until 1998, Mr. Yonker served as Vice President, Information Services, Chief Financial Officer, Treasurer and Secretary of InFocus. From 1980 to 1993, Mr. Yonker worked at Arthur Andersen LLP and attained the position of Partner in Charge of Northwest Manufacturing Industry specializing in process improvement, total quality and performance measurement systems for the manufacturing industry. From 1999 to 2002, he served as a member of Pixelworks’ Board of Directors. Mr. Yonker graduated from Linfield College in 1980 with a B.S. degree in Accounting and Finance.
      JODIE F. T. BRADY joined Pixelworks in January 1999 as Finance Manager and served in various senior-level accounting and finance management positions. In January 2006, Ms. Brady was promoted to Vice President, Finance. In 1998, Ms. Brady served as a Research Analyst for Black & Co., a Portland-based financial services firm. From 1997 to 1998, Ms. Brady was a Senior Financial Analyst for Nike, Inc., a world leading sports apparel company. Ms Brady worked at InFocus Corporation, a leading electronic display company, as a Financial Analyst from 1994 to 1997. Ms. Brady holds a B.A. in Business Administration from Pacific University.
      GANG (MARK) CUI joined Pixelworks in January 2002 as Chief Representative, China Operations as a result of the Company’s acquisition of nDSP Corporation. In October of 2003, Mr. Cui was promoted to Senior Director and General Manager, China. In July of 2004, Mr. Cui was promoted to Vice President and General Manager, China. While at nDSP Corporation, Mr. Cui held the position of General Manager. Prior to joining nDSP Corporation, Mr. Cui served as Senior Marketing Consultant at Ogivy & Mather Marketing Consultants in Beijing. From 1983 to 1997, Mr. Cui held various positions in the consumer electronics and international trading industries, including Marketing Director of a US-China joint venture in consumer electronics, Manager of Shipping for an international trading company, and a Technician in the Air Force. Mr. Cui holds a B.S. in Mechanics from the University of Airforce Engineering and an M.B.A. from the University of Hull, UK.
      JOHN Y. LAU joined Pixelworks in January 1999 as Foundry Manager. Mr. Lau was promoted to Vice President, Operations in January 2001. From 1991 to 1999, Mr. Lau held various management positions in process and product engineering at Matsushita Semiconductor of America with his last position being Wafer Fab Production Manager. From 1989 to 1991, Mr. Lau held the position of Engineering Manager for the BICMOS product line at National Semiconductor. From 1979 to 1989, Mr. Lau held various engineering and engineering management positions at Texas Instruments. Mr. Lau holds a B.S.E.E. from the University of Arkansas and an M.S.E.E. from Texas Technical University.
      BRETT A. MONELLO joined Pixelworks in November 2004 as Vice President, Business Development. In January 2006, Mr. Monello took the position of Vice President, Video and Image Processing. From 2003 to 2004, Mr. Monello was the CEO of NaturalPoint, Inc., an optical motion-tracking systems developer. From 1999 to 2003, Mr. Monello served as the Senior Vice President of Operations, Vice President of Engineering, and Vice President of Marketing and Sales for Mobilian Corporation, a fabless semiconductor company which he founded and which was later acquired by Intel. From 1991 to 1999, Mr. Monello held various management positions at Silicon Graphics Computer Systems, including Director of Services Marketing and Director of Corporate Quality. From 1986 to 1989, Mr. Monello held various positions with TA Associates, a venture capital firm. Mr. Monello holds a B.A. from Stanford and an M.B.A. from Harvard Business School.
      RICHARD TOBIAS joined Pixelworks in May 2005 as Chief Technology Officer and Vice President, Engineering. From 2001 to 2005, Mr. Tobias held the positions of Vice President of the ASIC and Foundry Business Unit and Vice President of Engineering in the System LSI Group at Toshiba America Electronic

Components, Inc. From 2000 to 2001, Mr. Tobias served as Vice President of Engineering of the Systems Group at QuickSilver Technology, Inc., which acquired White Eagle Systems Technology, Inc., a DSP and embedded system turn-key design company that he founded. From 1990 to 2000, he was President and COO of White Eagle Systems Technology, Inc. From 1989 to 1990, he was Chief Engineer at AcuVoice, Inc. From 1986 to 1989, he held various engineering positions with Stanford Telecommunications, Inc., Data General and Advanced Micro Devices. Mr. Tobias holds a B.S.E.E. from the University of Minnesota and an M.S. in Mathematics from Stanford University.
      HONGMIN (BOB) ZHANG joined Pixelworks in January 2002 as Vice President, Technology as a result of the Company’s acquisition of nDSP Corporation. From 1998 to 2001, Mr. Zhang held the position of Chief Technical Officer of nDSP, which he co-founded in 1997. From 1993 to 1997, Mr. Zhang served as President of Aptronix Inc., a pioneer in fuzzy logic, and from 1989 to 1993 he served as Chief Technical Officer. From 1988 to 1989, Mr. Zhang held the position of Vice President of Research and Development at Apt Instruments, Ltd., which was renamed Aptronix Inc. From 1986 to 1988, Mr. Zhang held the position of Chief Scientist at Machine Intelligence Corp. in Beijing and served as an Editorial Board Member of the Journal of Fuzzy Systems and Mathematics. From 1985 to 1986, Mr. Zhang held the position of Research Scientist at the Air Force Institute of Engineering in Xian. Mr. Zhang registered 12 international patents on fuzzy logic and expert systems technologies and holds a Ph.D in Mathematics from Beijing Normal University, China.
Summary Executive Compensation Table
      The following table sets forth all compensation paid to, earned by or awarded by the Company, with respect to the last three fiscal years to the Chief Executive Officer, four other most highly compensated executive officers at December 31, 2005 whose annual compensation exceeded $100,000, and one additional officer who would have qualified as one of the four most highly compensated executive officers had he been employed as of December 31, 2005 (collectively, the “Named Executive Officers”).

				Long-Term Compensation

		Annual Compensation		Stock	All
				Options	Other
Name and Position	Year	Salary	Bonus	Granted (#)	Compensation

Allen H. Alley	2005	$306,346	$38,350	100,000	$—
President and	2004	295,558	210,500	100,000	—
Chief Executive Officer	2003	279,015	172,000	100,000	—
Hans H. Olsen	2005	259,615	32,500	85,000	—
Executive Vice President and	2004	259,652	176,250	100,000	—
Chief Operating Officer	2003	234,615	145,000	100,000	—
Jeffrey B. Bouchard	2005	203,673	12,719	40,000	—
Vice President, Finance and	2004	188,615	72,250	40,000	—
Chief Financial Officer	2003	176,599	60,000	50,000	—
Marc W. Fleischmann(1)	2005	152,163	—	25,000	210,000
Senior Vice President, Engineering	2004	204,846	47,250	40,000	—
	2003	197,801	38,500	25,000	—
Richard Tobias(2)	2005	161,231	140,000	200,000	—
Vice President and	2004	—	—	—	—
Chief Technology Officer	2003	—	—	—	—
Hongmin (Bob) Zhang	2005	211,120	13,125	50,000	—
Vice President, Technology	2004	204,971	45,000	—	—
	2003	185,348	59,195	150,000	—

(1)	Mr. Fleischmann served as the Company’s Senior Vice President, Engineering until August 2, 2005. He received a payment of $210,000 upon termination.

(2)	Mr. Tobias joined the Company on May 18, 2005.

Executive Officer Stock Option Grants in Last Fiscal Year
      The following table sets forth information concerning the award of stock options to the Named Executive Officers during the year ended December 31, 2005:

					Potential Realizable Value at
	Number of				Assumed Annual Rates of
	Securities	Percent of	Exercise		Stock Price Appreciation for
	Underlying	Total Options	Price		Option Term(3)
	Options	Granted in	per	Expiration
	Granted(1)	2005(2)	Share	Date	5% ($)	10% ($)

Allen H. Alley	100,000	3%	$9.48	3/4/2015	$596,192	$1,510,868
Hans H. Olsen	85,000	2%	9.48	3/4/2015	506,763	1,284,238
Jeffrey B. Bouchard	40,000	1%	9.48	(4)	238,477	604,347
Marc W. Fleischmann	25,000	1%	9.48	(5)	—	—
Richard Tobias	200,000	5%	8.07	5/18/2015	1,015,036	2,572,300
Hongmin (Bob) Zhang	50,000	1%	9.48	3/4/2015	298,096	755,434

(1)	Options granted under the plans must generally be exercised while the individual is an employee, and within ten years from the date of grant. On the new hire vesting schedule, each option becomes exercisable at a rate of 25% on the first anniversary date of the grant and 2.083% per month thereafter for a total of thirty-six additional increments, unless otherwise specified at the time of grant. On the merit vesting schedule, options become exercisable monthly for a period of four years, with 10% becoming exercisable in the first year, 20% becoming exercisable in the second year, 30% becoming exercisable in the third year and 40% becoming exercisable in the fourth year.

(2)	Calculation of percent of total options granted in 2005 includes options exchanged in connection with the acquisition of Equator Technologies, Inc. of 1,263,417.

(3)	The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of the common stock compounded annually for the ten-year period. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the common stock will appreciate at any particular rate or at all in future years.

(4)	Mr. Bouchard resigned effective February 10, 2006. As a result of his termination, the number of securities underlying options granted of 36,333 were canceled February 10, 2006. The number of securities underlying options granted of 3,667 expire May 10, 2006.

(5)	As a result of Mr. Fleischmann’s termination, the number of securities underlying options granted of 24,167 and 833 were canceled August 2, 2005 and November 2, 2005, respectively.

Executive Officer Option Exercises and Year-End Option Values
      The following table indicates for each of the Named Executive Officers: (i) stock options exercised during the year ended December 31, 2005, including the value realized on the date of exercise, (ii) the number of securities underlying vested (exercisable) stock options and the number of shares underlying unvested (unexercisable) stock options as of December 31, 2005 and (iii) the value of vested and unvested “in-the-money” options as of December 31, 2005.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at December 31, 2005		at December 31, 2005(1)
	Acquired on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Allen H. Alley	—	$—	274,584	209,166	$162,675	$—
Hans H. Olsen	—	—	337,209	235,291	—	—
Jeffrey B. Bouchard	—	—	164,730	87,999	109,919	—
Marc W. Fleischmann	—	—	—	—	—	—
Richard Tobias	—	—	—	200,000	—	—
Hongmin Zhang	—	—	333,758	147,242	—	—

(1)	Based on the closing market value of $5.08 on December 30, 2005.
Pixelworks Change of Control Resolutions
      The Board of Directors adopted resolutions on March 22, 2002, approving a change of control and severance program for executive officers and Directors. Under the terms of the resolutions, upon a change of control, we will accelerate the vesting schedule of the options held by the executive officer or Director that would have vested during the next twelve months according to the vesting schedule associated with such options. In addition, upon a change of control, and the termination of an executive officer, or a substantial change in the executive officer’s responsibilities within 3 months prior to or 12 months following the change of control, the terminated officer will be entitled to severance payments equal to six months of his base salary as in effect on the date of such termination and continuation of medical insurance benefits for a period of six months from the date of termination.
Bouchard Employment Agreement
      In December 1999 we entered into an employment agreement with Jeffrey B. Bouchard, Vice President, Finance and Chief Financial Officer. In consideration for his services, we agreed to pay Mr. Bouchard an annual salary of $140,000, plus the Company’s standard employee benefits. In addition, we granted Mr. Bouchard options for 225,000 shares of common stock pursuant to the Company’s 1997 Stock Incentive Plan. The agreement provided that if we terminated Mr. Bouchard’s employment without cause (which is defined as termination for other than committing a criminal, fraudulent or grossly negligent act, misappropriation of our assets or willful failure to perform his duties) then he would be entitled to severance pay of three months salary. The agreement also provided that if we sold all of our assets or were merged into another company which was not under the control of our shareholders, then pursuant to Mr. Bouchard’s stock options, he would be entitled to his options which had already vested as well as an automatic vesting of the options he would have been entitled to receive over the twelve months following a merger or sale. As a condition of his employment, Mr. Bouchard entered into our standard employee nondisclosure agreement pursuant to which he may not divulge any of our proprietary information other than as permitted as part of his employment with us.
      Effective February 10, 2006, Mr. Bouchard resigned, at which time his employment agreement was terminated.

Compensation Committee Report on Executive Compensation
      The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
      Composition and Meetings. The Compensation Committee (“the Committee”) is comprised of three non-employee members of the Board of Directors (“the Board”). Consistent with the listing requirements of the NASDAQ Stock Market, all three members of the Committee are independent from the Company. The Committee met four times during 2005.
      Responsibilities. The Committee is responsible for assisting the Board in fulfilling its responsibilities with respect to compensation of our executive officers and oversight of our incentive and stock-based compensation plans. The Committee reviews the performance of executive officers, sets salary and bonus levels, and awards stock options to our executive officers. The Committee consults with independent compensation consultants and uses outside survey data to assist in determining executive compensation. The Committee has the authority to determine the scope of any consultant’s services and compensation, and retains the right to terminate a consultant’s contract at any time.
      The Committee operates under a written charter that has been adopted by the Board, which is available on our website at www.pixelworks.com.
      Compensation Philosophy. The objectives of the Committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers that contribute to our long-term success.
      Executive compensation is based on several general principles, which are summarized below:

•	Provide competitive total compensation that allows us to attract and retain key executives.

•	Link compensation to individual and corporate performance.

•	Align the interests of executives with the long-term interest of shareholders through stock ownership opportunities in the form of stock options.

•	Reward performance.
      Compensation Components. The primary components of our executive officer compensation program are base salaries, bonuses and stock options.
      Base Salaries. Base salaries for executive officers are established after a review of salaries for similar positions requiring similar qualifications within the industry. In determining executive officer salaries, the Committee considers recommendations from management and the executive’s experience, job responsibilities and performance. No specific weight is attached to any of these factors in establishing base salaries.
      Bonuses. For 2005, the Committee established a 2005 Senior Management Bonus Plan under which executive officers were granted bonuses. Bonus amounts were based on attainment of planned levels of revenue, pro forma operating income, and attainment of specified operational goals. Each of the goals was weighted as follows:

Revenue	25%
Pro forma operating income	25%
Operational goals	50%
      The target bonus for the Chief Executive Officer and the Chief Operating Officer was equal to 100% of annual salary, and the target bonus for vice presidents was equal to 50% of annual salary. If goals were not attained, bonuses were reduced proportionally. Additionally, the Committee had the authority to increase or decrease individual bonuses based on qualitative factors.

      The actual bonus amount paid to each executive under the 2005 Senior Management Bonus Plan represented 12.5% of the potential bonus that could have been achieved if target revenue, pro forma operating income, and operational goals had been achieved. Bonuses were paid during the first quarter of 2006.
      In February 2006, the Committee established a 2006 Senior Management Bonus Plan. The Committee establishes challenging performance objectives and metrics. This makes the opportunity to earn higher levels of compensation a significant challenge to the executive officers. Bonus amounts will be based on attainment of planned levels of revenue, non-GAAP income (loss) before income taxes, and operational goals. Each of the goals is weighted as follows:

Revenue	33.3%
Non-GAAP income (loss) before income taxes	33.3%
Operational goals	33.3%
      The target bonus for the Chief Executive Officer and the Chief Operating Officer is equal to 100% of annual salary, and the target bonus for vice presidents is equal to 50% of annual salary.
      The revenue and non-GAAP income (loss) before income taxes goals have both a floor and a cap. Below the pre-determined performance levels, the floor, the bonus payout is zero. The maximum bonus, based on overachievement of the pre-determined performance levels, is capped at 300%. The payout scale is linear with no accelerator.
      The bonus based on operational goals is reduced proportionally if goals are not achieved. There is no accelerator for the operational goals.
      The Committee may increase or decrease individual bonuses based on qualitative factors and bonuses will be paid during the first quarter of 2007.
      Stock Options. The long-term, performance-based compensation of executive officers takes the form of stock option awards under the Company’s 1997 Stock Incentive Plan (the “1997 Plan”). These awards are designed to align a significant portion of an executive officer’s compensation with the long-term interests of shareholders. The Committee believes that equity ownership provides significant motivation to executive officers to maximize value for our shareholders since stock options are granted with exercise prices equal to the current market price of the Company’s stock and will only have value if our stock price increases over the exercise price. The Committee determines the size and frequency of option grants based upon the relative position and responsibilities of each executive officer, expected contributions of each executive officer to the Company, and previous option grants to such executive officer.
      In 2005, the Committee determined that each of our executive officers should receive option grants. Out of a total of 2,560,030 options granted to employees under our 1997 Stock Incentive Plan and our 2001 Non-qualified Plan in 2005, executive officers received grants for 739,167 shares, or approximately 29% of the total options granted to employees under the plans. Grants to executive officers hired during 2005 vest 25% on the first anniversary of the date of grant, with 2.083% every month thereafter for a total of thirty-six additional months. Merit grants to continuing executive officers vest monthly over a period of four years, with 10% becoming exercisable in the first year, 20% becoming exercisable in the second year, 30% becoming exercisable in the third year, and 40% becoming exercisable in the fourth year.
      Compensation of Chief Executive Officer. The Committee set Mr. Alley’s compensation for the year ended December 31, 2005. The same criteria the Committee used to set compensation for other executive officers was used to establish Mr. Alley’s compensation. In addition, the Committee considered compensation of other executives of Mr. Alley’s level of experience and recognized his individual performance and importance to the Company’s performance. In March 2005, the Committee established Mr. Alley’s 2005 base salary at $306,800. In addition to his base salary, Mr. Alley was eligible to participate in the 2005 Senior Management Bonus Plan and was paid a bonus of $38,350 in the first quarter of 2006 under this plan. Mr. Alley was granted an option to acquire 100,000 shares of common stock on March 4, 2005 at an exercise price of $9.48 per share, which was the fair market value of the stock on the date of grant. The option has a ten-year term and vests over a four-year period with 10% vesting between March 2005 and March 2006, 20%

vesting between March 2006 and March 2007, 30% vesting between March 2007 and March 2008, and 40% vesting between March 2008 and March 2009.
      In February 2006, the Committee approved Mr. Alley’s 2006 base salary of $306,800. In determining Mr. Alley’s 2006 salary, the Committee reviewed the base salary, bonus and other compensation of Chief Executive Officers at seventeen comparable companies. Mr. Alley’s 2006 salary approximates the average salary of the Chief Executive Officers at the seventeen comparable companies.
      Under the 2006 Senior Management Bonus Plan Mr. Alley can achieve a maximum bonus of $715,151, or 233.1% of his 2006 base salary, if overachievement of the pre-determined performance levels for certain goals is attained. His bonus may also be $0 if the pre-determined performance levels are not achieved.
      On February 15, 2006, Mr. Alley was granted an option to acquire 50,000 shares of common stock at an exercise price of $5.02 per share, which was the fair market value of the stock on the date of the grant. This option has a ten-year term and vests over a four-year period with 10% vesting between February 2006 and February 2007, 20% vesting between February 2007 and February 2008, 30% vesting between February 2008 and February 2009, and 40% vesting between February 2009 and February 2010.
      The Committee will continue to monitor Mr. Alley’s compensation level in light of his performance and the compensation levels of executives at comparable companies.
      Tax Deductibility of Executive Compensation. The cash compensation to be paid to the Company’s executive officers for fiscal 2006 is not expected to exceed the per officer $1.0 million tax deductibility limit of such compensation under the Internal Revenue Code. All of the stock options granted to our executive officers qualify under Section 162(m) as performance-based compensation and, therefore, will not be subject to the $1.0 million limitation.

Respectfully submitted,

Frank Gill, Chairman
Mark Christensen
C. Scott Gibson

EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of December 31, 2005 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans:

	Number of		Number of Securities
	Securities to be	Weighted	Remaining Available
	Issued Upon	Average	for Issuance Under
	Exercise of	Exercise Price	Compensation Plans
	Outstanding	of Outstanding	(Excluding Securities
Plan Category	Options(2)	Options	in First Column)(3)

Equity Compensation Plans Approved by Shareholders(1)	5,207,210	$10.83	4,818,641
Equity Compensation Plans Not Approved by Shareholders(4)	3,956,272	$9.12	358,501

Total	9,163,482	$10.09	5,177,142

(1)	Consists of the Company’s 1997 Stock Incentive Plan and 2000 Employee Stock Purchase Plan (the “ESPP”).

(2)	Excludes purchase rights under the ESPP, which has a shareholder-approved reserve of 1,700,000 shares at December 31, 2005. Under the ESPP, each eligible employee may purchase shares of the Company’s common stock at semi-annual intervals at a purchase price per share equal to 85% of the lower of (i) the fair market value of the common stock on the offering date or (ii) the fair market value on the semi-annual purchase date.

(3)	Includes shares available for future issuance under the ESPP. As of December 31, 2005, an aggregate of 851,923 shares of common stock were available for issuance under the ESPP. Upon approval of the adoption of the Pixelworks, Inc. 2006 Stock Incentive Plan, the number of securities remaining available for issuance under compensation plans of 4,325,219 will be terminated.

(4)	Consists of the Company’s 2001 Nonqualified Stock Option Plan, which allows for option grants to employees and consultants (not officers and Directors) of the Company, the Equator Technologies, Inc. 1996 Stock Option Plan and individual stock option plans assumed in connection with our acquisition of Equator Technologies, Inc.

PERFORMANCE GRAPH
      Set forth below is a graph that compares the cumulative total shareholder return on our common stock with the cumulative total return on the NASDAQ Composite U.S. Index and the NASDAQ Electronics Components Index over the five-year period ended December 31, 2005. In accordance with guidelines of the SEC, the shareholder return for each entity in the peer group index have been weighted on the basis of market capitalization.
COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN
AMONG PIXELWORKS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND
THE NASDAQ ELECTRONICS COMPONENTS INDEX
ELECTION OF DIRECTORS
(Proposal No. 1)
      The Directors of the Company are elected at the Annual Meeting to serve until their successors are elected and qualified. Unless otherwise instructed, proxy holders will vote the proxies they receive for the nominees named below. If any of the nominees for Director at the Annual Meeting becomes unavailable for election for any reason, the proxy holders will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.
      Our articles of incorporation, as amended, provide that if the number of Directors is fixed at eight or more, the Directors will be divided into three classes and, after a transitional period, will serve for terms of three years, with one class being elected by the shareholders each year. Pursuant to the Company’s Bylaws, the Board of Directors increased the size of the Board to seven.
      If a quorum is present, the Company’s bylaws provide that Directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.
      The following table briefly describes the Company’s nominees for Directors.

		Has Been a
Name	Age	Director Since

Allen H. Alley	51	1997
Mark Christensen	47	2005
James R. Fiebiger	64	2006
C. Scott Gibson	53	2002
Frank Gill	62	1998
Daniel J. Heneghan	50	2006
Bruce Walicek	49	2005
      ALLEN H. ALLEY Information concerning the principal occupation of Mr. Alley is set forth under “Information About Our Executive Officers.”
      MARK CHRISTENSEN has served as a Director of Pixelworks since May 2005. From 1982 to 2005, Mr. Christensen was employed at Intel Corporation in a variety of engineering, management, Director and vice president positions, with his last position being Corporate Vice President and Director of Communications Sectors for Intel Capital. In that position, Mr. Christensen was responsible for managing Intel Capital’s investments in Mobile devices and Communications Infrastructure. In 2005, Mr. Christensen founded Global Capital Management, LLC, a consulting company for technology startup companies. Mr. Christensen is a charter member of Oregon State University’s Academy of Distinguished Engineers and has been awarded their Council of Outstanding Early Career Engineers Award. Mr. Christensen holds a B.S. in Industrial Engineering from Oregon State University and an M.B.A. from the University of Oregon.
      JAMES R. FIEBIGER has served as a Director of Pixelworks since April 2006, when the Board increased its size from five to seven members. Dr. Fiebiger is a veteran of the semiconductor industry and currently serves as a member of the Board of Directors of four publicly traded companies, including: Mentor Graphics Corporation, a leading provider of electronic hardware and software design solutions; Actel Corporation, a fabless semiconductor company producing field programmable gate arrays; QLogic Corporation, a leading provider of storage and communications equipment; and Power Integrations Inc., a fabless semiconductor company supplying high-voltage analog integrated circuits used in power conversion. Dr. Fiebiger has been a consultant to the semiconductor industry since 2004. From 1999 to 2004, he was Chairman and Chief Executive Officer of Lovoltech, a start-up fabless semiconductor company specializing in low-voltage devices. Dr. Fiebiger served as Vice Chairman, of GateField Corporation, a fabless semiconductor company, from 1999 until the company was sold to Actel Corporation in 2000. From 1996 to 1999, he held the position of President and Chief Executive Officer with GateField. From 1993 until 1996, he was Managing Director and Chairman of Thunderbird Technologies Inc., a semiconductor technology licensing company. From 1987 to 1993, he was President and Chief Operating Officer of VLSI, now Phillips Semiconductors, Inc. Dr. Fiebiger has also held executive positions with leading semiconductor manufacturers including United Technologies, Motorola and Texas Instruments. He received a B.S., M.S. and Ph.D. degrees from the University of California at Berkeley.
      C. SCOTT GIBSON has served as a Director of Pixelworks since May 2002. From January 1983 through February 1992, Mr. Gibson co-founded and served as President of Sequent Computer Systems, Inc., a computer systems company. Prior to co-founding Sequent, Mr. Gibson served as General Manager, Memory Components Operation, at Intel. Since March 1992, Mr. Gibson has been an angel investor and a Director for high technology companies. Mr. Gibson is Chairman of the Board of Radisys, Corporation (NASDAQ: RSYS), and serves on the Boards of TriQuint Semiconductor, Inc. (NASDAQ: TQNT), Northwest Natural Company (NYSE: NWN) and Electroglas, Inc. (NASDAQ: EGLS). Additionally, Mr. Gibson serves as Vice Chair of the Board of Oregon Health and Science University’s Governing Board, Trustee of the Franklin W. Olin College of Engineering, and on the Boards of Oregon Health and Science University Foundation

and the Oregon Community Foundation. Mr. Gibson holds a B.S.E.E. and an M.B.A. from the University of Illinois.
      FRANK GILL has served as a Director of Pixelworks since December 1998. From 1975 to 1998, Mr. Gill was employed at Intel Corporation in a variety of sales, marketing, product development and manufacturing positions. In 1988, he served as Senior Vice President in charge of worldwide sales and marketing operations and became General Manager of the Intel Systems Group in 1990 and the Internet and Communications Group in 1995. Mr. Gill retired from Intel in 1998 as Executive Vice President. Mr. Gill serves as Director of Tektronix, Inc. (NYSE: TEK) and Logitech International S.A. (NASDAQ: LOGI). Mr. Gill holds a B.S.E.E. degree from the University of California at Davis.
      DANIEL J. HENEGHAN has served as a Director of Pixelworks since April 2006, when the Board increased its size from five to seven members. Mr. Heneghan most recently served as Vice President and Chief Financial Officer at Intersil Corporation, a world leader in the design and manufacture of high performance analog solutions, from 1999 to 2005. From 1980 to 1999, Mr. Heneghan worked in various management positions in finance, information technology, purchasing and operations for Harris Corporation, an international communications and information technology company serving government and commercial markets, including the position of Vice President and Controller of the Harris Semiconductor Corporation which he held from 1996 until leaving the company. Since February 2006, Mr. Heneghan has served on the Board of Directors of NTELOS Holdings Corp. (NASDAQ: NTLS). He is a graduate of Quincy University with a Bachelor of Science degree in accounting, as well as a CPA. Mr. Heneghan also earned an MBA from St. Louis University.
      BRUCE WALICEK has served as a Director of Pixelworks since May 2005. Since 2003, Mr. Walicek has been employed by Worldview Technology Partners, a leading venture capital firm focused on building leading U.S. technology companies. From 1996 to 2003, Mr. Walicek was employed by Deutsche Bank Alex Brown. As part of their Global Investment Banking Group, he led their Semiconductor Investment Banking effort and was involved in raising over $3 billion for companies ranging from venture backed startups to large multinational firms. Prior to Mr. Walicek’s investment banking experience, he was a Senior Equity Research Analyst covering the Semiconductor and EDA industries. Before entering the financial services industry in the mid 1990s, Mr. Walicek held a number of management positions over a 16 year career in the semiconductor industry at firms such as Texas Instruments, VLSI Technology, and Cirrus Logic. Mr. Walicek holds a B.S. in Mathematics with highest honors from Texas State University and an M.B.A. in finance from Santa Clara University. From 2003 through Mr. Walicek’s election to the Company’s Board of Directors in May 2005, Mr. Walicek served as a Corporate Business Development consultant to Pixelworks.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR
THE ELECTION OF ITS NOMINEES FOR DIRECTOR.
APPROVAL OF THE
2006 STOCK INCENTIVE PLAN
(Proposal No. 2)
      In 2006, the Compensation Committee recommended, and the full Board of Directors (the “Board”) adopted the 2006 Stock Incentive Plan (the “2006 Plan”). The Company is asking its shareholders to approve the 2006 Plan. The 2006 Plan will not become effective until and unless it is approved by the shareholders.
      The Board believes that continuing to attract, motivate and retain highly qualified employees, directors and consultants contributes to our growth and success. The Company’s long-term success is enhanced by a compensation program which includes long-term incentives relating to stock ownership because such incentives encourage recipients to more closely align their interests with those of the shareholders by relating compensation to increases in shareholder value. The Board also believes that the 2006 Plan gives the Company the flexibility to attract and retain the employee, director and consultant talent necessary for the Company’s continued success by expanding the types of incentive compensation awards that may be granted to participants beyond those currently available under the Company’s equity incentive plans and making other changes necessary to comply with recent changes in deferred compensation tax law.
      The 2006 Plan is intended to replace the Company’s, and its wholly-owned subsidiaries’, company-wide stock incentive plans(1) including the Company’s 1997 Stock Incentive Plan, as amended, the Company’s 2001 Nonqualified Stock Option Plan and the Equator Technologies, Inc. 1996 Stock Incentive Plan, as amended (taken together, the existing company-wide stock option plans shall be referred to as the “Existing Plans”). If the 2006 Plan is approved by the shareholders, it will replace the Existing Plans and the Board’s authority to make further grants under the Existing Plans will terminate, although previously granted awards under the Existing Plans will remain outstanding according to the their terms.
      The 2006 Plan is similar to the 1997 Plan, which was previously approved and amended by the shareholders, except that the 2006 Plan includes the following:

•	Stock-Settled Stock Appreciation Rights. The Company will be allowed to grant stock-settled Stock Appreciation Rights (“SAR”) (described in greater detail below).

•	Automatic Ten Year Award Period. Any approval by the Shareholders, after the initial adoption of the 2006 Plan, of additional shares to be issued under the 2006 Plan, will automatically allow the Company up to ten (10) years to grant those additional shares.

•	Compliance with New Laws. The 2006 Plan contains minor administrative modifications to ensure compliance with new laws governing deferred compensation under Internal Revenue Code of 1986, as amended (the “Code”) Section 409A.

•	Consolidation of the Company’s Stock Option Plans. If the 2006 Plan is approved by the shareholders, it will replace the Company’s and its subsidiaries’ Existing Plans; and the Board’s authority to make further grants under the Existing Plans will terminate, although previously granted awards under the Existing Plans will remain outstanding according to the their terms.
      Under the 2006 Plan, 4,000,000 shares of our common stock are initially reserved for issuance and no options or SARs have been issued. As of March 24, 2006, 3,281,339 remain available for issuance under the 1997 Plan, 644,027 remain available for issuance under the 2001 Plan and 48,369 remain available for issuance under the Equator Plan. If the shareholders approve the 2006 Plan, it would become effective on May 23, 2006 (the “Effective Date”). On and after the Effective Date, the Company shall not issue any additional options under the Existing Plans even if there are options that remain available for issuance under them or become issuable or reissuable after the Effective Date of the 2006 Plan.
Interest of Certain Persons in Matter to be Acted Upon
      Our officers will be eligible to participate in the 2006 Plan and will have a substantial direct interest in the approval of the amendment to the 2006 Plan.
Summary of the 2006 Plan
      A summary of the principal provisions of the 2006 Plan is set forth below and is qualified in its entirety by reference to the 2006 Plan. A copy of the 2006 Plan is attached to this Proxy Statement as Exhibit B.
      Eligibility. All of our employees, directors and consultants are eligible to participate in the 2006 Plan. As of March 31, 2006, we have approximately 470 full-time employees and 6 non-employee directors.
      Administration. The 2006 Plan is required to be administered by the Board or a committee appointed by the Board. The 2006 Plan will be administered by the compensation committee of the Board, which is

      1 The Company’s wholly-owned subsidiary, Equator Technologies, Inc. (“Equator”), entered into several stand-alone option plans with its executives prior to the Company’s acquisition of Equator in 2005. Such stand-alone option plans were one-time agreements and no other Equator employee was eligible for participation thereunder.

composed of members that are “disinterested persons” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”). All questions of interpretation or application of the 2006 Plan are determined in the sole discretion of the Board or the compensation committee, whose decisions are final, conclusive and binding upon all participants. Members of the Board are permitted to participate in the 2006 Plan.
      Subject to the provisions of the 2006 Plan, the compensation committee has the authority to construe and interpret the 2006 Plan, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the 2006 Plan and to make all other determinations necessary or advisable for its administration. Subject to the limitations of the 2006 Plan, the Compensation Committee also selects from among the eligible persons those individuals who will receive options, whether an optionee will receive SARs, Incentive Stock Options or Nonqualified Stock Options, or all of them, and the amount, price, restrictions and all other terms and provisions of such SARs or options (which need not be identical).
      Shares Subject to the 2006 Plan. The cumulative aggregate number of shares of our common stock to be issued under the 2006 Plan will not exceed 4,000,000, subject to adjustment as described below. Any shares that were subject to an option that expired or became unexercisable without having been exercised in full remain eligible for issuance under the 2006 Plan.
      No employee may receive options under the 2006 Plan for more than 300,000 options or SARs cumulatively in one fiscal year, except that up to an additional 300,000 options or SARs may be granted in connection with a person’s initial employment with the Company.
      Types of Awards. Under the 2006 Plan we can grant stock options and stock-settled SARs. However, only employees may receive Incentive Stock Options. The 2006 Plan also allows us to sell shares of common stock to our employees and consultants.

Stock Options. A stock option represents a right to purchase a specified number of shares of the Company’s common stock during a specified period as recommended by the compensation committee. A stock option may be in the form of an Incentive Stock Option or a stock option that does not qualify for incentive treatment under the Code (a “Nonqualified Stock Option”). Each option granted under the plan vests in accordance with the schedule established by the compensation committee.

Stock-Settled Stock Appreciation Rights (“SARs”). The Compensation Committee may grant SARs to participants subject to the terms and conditions established by the Compensation Committee. The grant price of a SAR will be established by the Compensation Committee at the time of award; provided, however, that any SARs intended to be exempt from Code Section 409A will have a grant price equal to the fair market value of the common stock on the date of grant. The term of a SAR may not exceed ten years. When exercised, a SAR entitles the participant to a payment based on the excess of the fair market value of a share of common stock on the exercise date over the fair market value of a share of common stock on the grant date. Payment shall be made solely in shares of the Company’s common stock. The SAR award agreement will specify whether and under what circumstances the SAR may be exercised after the plan participant’s death, disability, retirement or other termination of employment.
      Exercise or Purchase Price. The exercise price of each Incentive Stock Option, Non-qualified Stock Option and/or SAR granted under the 2006 Plan will be determined by the Compensation Committee, but will be not less than 100% of the “Fair Market Value” (as defined in the 2006 Plan) of our common stock on the date of grant (or 110% of Fair Market Value in the case of an Incentive Stock Option granted to an employee who at the time owns more than 10% of the total combined voting power of all classes of our capital stock of the Company). Whether an option granted under the 2006 Plan is intended to be an Incentive Stock Option or a Nonqualified Stock Option will be determined by the Compensation Committee at the time the Compensation Committee acts to grant the option and will be set forth in the related stock option agreement.
      “Fair Market Value” for purposes of the 2006 Plan means the closing price of a share of common stock on a national exchange on which shares of common stock are then trading, if any, on the last market trading day on or before the grant date. If there is no listing or trading of common stock either on a national exchange or over-the-counter, the price will be determined by the Compensation Committee in its discretion. On March 24, 2006, the Fair Market Value was $5.02 per share based on the closing bid price of the common stock as reported on NASDAQ.
      In the discretion of the compensation committee, the exercise price of any option or SAR granted under the 2006 Plan and the sale price of any shares sold under the 2006 Plan will be payable in full in cash, by check or by the optionee’s promissory note (subject to any limitations of applicable law) delivered at the time of exercise. In the discretion of the Compensation Committee and upon receipt of all regulatory approvals, an optionee may be permitted to deliver as payment in whole or in part of the exercise price certificates for our common stock or other property deemed appropriate by the Compensation Committee. So-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board also will be permitted in the discretion of the Compensation Committee.
      Irrespective of the manner of payment of the exercise price of an option or the purchase price for shares, the delivery of shares pursuant to the exercise or purchase will be conditioned upon payment by the optionee or purchaser of amounts sufficient to enable us to pay all applicable federal, state and local withholding taxes.
      Exercise Period. Each stock option or SAR agreement issued by the Compensation Committee will state the date on which the option or SAR subject to such agreement expires and becomes unexercisable. In no event will an Incentive Stock Option granted under the 2006 Plan be exercisable more than ten years from the grant date. A stock option or SAR agreement may also set forth the length of the option or SAR exercise period following a termination of employment which period shall not exceed three months after termination of employment for an Incentive Stock Option. An option or SAR will remain exercisable for twelve months following the date of the recipient’s death or disability; provided, however, that in no event will any option or SAR granted under the 2006 Plan be exercisable after the expiration date of such option or SAR set forth in the applicable stock option or SAR agreement.
      Transferability of Option or SAR. An option or SAR granted under the 2006 Plan will be nontransferable by the recipient other than by will or the laws of descent and distribution and will be exercisable during the recipient’s lifetime only by the recipient or by his or her guardian or legal representative. More particularly, an option or SAR may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and will not be subject to execution, attachment or similar process.
      Conditions to Issuance of Stock Certificates; Legends. In order to enforce any restrictions imposed upon common stock issued upon exercise of any option or SAR granted under or any shares sold pursuant to the 2006 Plan, the Compensation Committee may cause a legend or legends to be placed on any share certificates representing such common stock.
      Adjustments upon Changes in Capitalization, Merger and Consolidation. If our outstanding shares of common stock are changed into or exchanged for cash or a different number or kind of shares or securities of Pixelworks or of another corporation through reorganization, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment will be made by the Compensation Committee in the number and kind of shares as to which options may be granted, as well as in the price per share of the common stock covered by each outstanding option. In the event we sell all or substantially all of our assets or merge with or into another company, the Compensation Committee may (a) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices; or (b) upon 30 days’ written notice, shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the notice is given). No fractional shares of common stock will be issued on account of any of the foregoing adjustments.

      If we are dissolved or liquidated, each outstanding option or SAR will terminate immediately prior to the consummation of the dissolution or liquidation unless the Compensation Committee, in its sole discretion, declares that all options or SARs terminate as of a fixed date and accelerates the vesting schedule of all outstanding options or SARs.
      Amendment and Termination. The Board may at any time suspend, amend or terminate the 2006 Plan and may, with the consent of an option or SAR holder, make such modifications to the terms and conditions of such recipient’s option or SAR as it deems advisable; provided, however, that the Company must obtain shareholder approval of any amendment to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Internal Revenue Code or with rules promulgated by Nasdaq. The amendment, suspension or termination of the 2006 Plan will not, however, without the consent of the optionee to be affected, alter or impair any rights or obligations under any option or SAR.
      Privileges of Stock Ownership. A participant in the 2006 Plan will not be entitled to the privilege of stock ownership as to any shares of common stock unless and until they are actually issued to the participant.
      Termination. Unless earlier terminated by the Board or the Compensation Committee, the 2006 Plan will terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board. The termination of the 2006 Plan will not affect the validity of any stock option agreement outstanding at the date of such termination. However, if the shareholders approve an increase in the number of shares available for issuance under the 2006 Plan, the increased number of shares may be issued for up to ten (10) years from the date of approval of such increase.
      Federal Income Tax Treatment. Under the Internal Revenue Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.
      Recipients who receive Nonqualified Stock Options or SARs will be subject to taxation upon exercise of such options or SARs on the spread between the Fair Market Value of the common stock on the date of exercise and the exercise price of such options or SARs. This spread is treated as ordinary income to the recipient, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonqualified Stock Options and SARs do not give rise to a tax preference item subject to the alternative minimum tax.
      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2006 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SERVICE PROVIDER MAY RESIDE.
      New Plan Benefits. No awards have been granted under the 2006 Plan. Because future awards under the 2006 Plan are discretionary and not yet determined, benefits to be received by individual participants are not determinable at this time and we have therefore not included a table estimating future awards. Information concerning options awarded to the named executive officers under the Company’s Existing Plans is set forth under “Information About Our Executive Officers”.
      Other. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers in any taxable year of the Company. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. One requirement is shareholder approval of (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants and (iii) the class of employees eligible to receive awards. In the case of performance-based awards, other requirements generally are that objective performance goals and the amounts payable upon achievement of the goals be established by a committee of at least two outside directors and that no discretion be retained to increase the amount payable under the awards. In the case of stock options and SARs, other requirements are that the option or SAR be granted by a committee of at least two outside directors and the exercise price of the stock option or SAR not be less than the fair market value.
      Shareholder approval of the 2006 Plan will also constitute approval of the performance criteria upon which performance-based awards that are intended to be deductible by the Company under Section 162(m) of the Code may be made.
      The 2006 Plan is not a tax-qualified deferred compensation plan under 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Shareholder Vote Required
      Approval of the 2006 Plan requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.
      The Company believes that its best interests will be served by the approval of the 2006 Plan. The 2006 Plan will enable the Company to be in a position to continue to grant long-term incentive awards to employees, directors and consultants, including those who, through promotions and development of the Company’s business, will be entrusted with new and more important responsibilities, while preserving, where appropriate, the tax deductibility of these awards.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL
TO APPROVE THE 2006 STOCK INCENTIVE PLAN.
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 3)
      The Audit Committee of the Board of Directors has appointed KPMG LLP, independent registered public accounting firm, as the auditors of the Company for the year ending December 31, 2006. Ratification of the selection of KPMG LLP is not required by law. However, as a matter of good corporate practice, our shareholders are being asked to approve this appointment. The affirmative vote of the holders of a majority of the votes cast at the 2006 Annual Meeting will be required to approve this appointment.
      In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interest of the Company and its shareholders.
      KPMG LLP has audited the Company’s financial statements since 1997. Representatives of KPMG LLP will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make a statement but will have the opportunity to make a statement if they wish.
      The Audit Committee pre-approves any engagement under which our independent registered public accounting firm provides audit or non-audit services to the Company. The authority to pre-approve services may be delegated to one designated member of the Audit Committee. If a designated member does pre-approve services, the approval is reported to the full committee at its next regularly scheduled meeting.

During 2005 and 2004, the Audit Committee pre-approved 100% of the audit and non-audit services provided by KPMG LLP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.
OTHER MATTERS
      As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2006 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Each Director, executive officer (and, for a specified period, certain former Directors and executive officers) and each holder of more than ten percent of a class of our equity securities is required to report to the SEC his pertinent position or relationship, as well as transactions in such securities, by certain specified dates. We believe that during 2005, all Section 16(a) filing requirements applicable to our executive officers and Directors have been complied with, except that Allen Alley, William D. Yavorsky and Hongmin Zhang each filed one Form 4 late to report one transaction.
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some shareholder proposals may be eligible for inclusion in the Company’s 2007 Proxy Statement. Any such proposal must be received by the Company not later than December 11, 2006. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.
      Alternatively, under the Company’s bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days or more than 90 days prior to the date of an Annual Meeting. In the event we provide notice or public disclosure of the date of the Annual Meeting less than 60 days prior to the date of the Annual Meeting, shareholders may submit a proposal or nomination not later than the 10th day following the day on which we gave notice of the Annual Meeting date.
      A shareholders’ submission must include certain specific information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of common stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a shareholder.

ADDITIONAL INFORMATION
      A copy of the Company’s 2005 Annual Report accompanies this Proxy Statement. Our 2005 Annual Report includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2005. The Company will provide, without charge, on the written request of any beneficial owner of shares of the Company’s Common Stock entitled to vote at the Annual Meeting, an additional copy of the Company’s Annual Report on Form 10-K as filed with the SEC for the year ended December 31, 2005. Written requests should be mailed to the Secretary, 8100 SW Nyberg Road, Tualatin, Oregon 97062.

BY ORDER OF THE BOARD OF DIRECTORS,

Allen H. Alley
Chairman of the Board, President and Chief Executive Officer
Tualatin, Oregon
April 13, 2006

Exhibit A
PIXELWORKS, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

I.	COMMITTEE PURPOSE
      The Audit Committee (“the Committee”) of Pixelworks, Inc. (“the Company”) is appointed by the Board of Directors (“the Board”) to assist the Board in fulfilling its responsibilities and duties to the Company’s shareholders and the investment community with respect to corporate accounting, financial reporting practices and quality and integrity of financial reports. In meeting its responsibilities, the Committee shall maintain open avenues of communication with the independent auditors, Company management and the Board.
      This Charter delegates certain responsibilities of the Board to the Committee. It does not assign executive responsibilities. In fulfilling its duties under this charter, the Committee shall be held to the standards of any member of the Board under applicable Oregon law (ORS 60.357 (1) through (3)) and is entitled to the protection of ORS 60.357 (4) in doing so. These statutory sections are attached to this Charter for easy reference. For example, it is the responsibility of the Company’s management, not that of the audit committee, to prepare the financial statements. It is the auditors’ responsibility to plan and conduct audits in accordance with generally accepted auditing standards and to issue an opinion about whether the financial statements are presented fairly, in all material respects, in accordance with generally accepted accounting principles.

II.	COMMITTEE STRUCTURE
A. COMMITTEE SIZE AND MEMBERSHIP
      The Committee shall be comprised of three or more directors. Members shall be appointed by the Board based on the recommendations of the Corporate Governance and Nominating Committee, and may be removed by the Board at any time. Each member shall be an “independent director” as determined by the Board in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (“the Act”), the rules and regulations of the Securities and Exchange Commission (“SEC”) and the NASDAQ stock market.
      All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. Additionally, at least one member of the Committee shall be an “audit committee financial expert” as defined by Section 407 of the Act.
B. COMMITTEE CHAIR
      The Board may appoint one member to serve as Committee Chair to convene and chair all regular and special sessions of the Committee, to set agendas for Committee meetings, and to determine and communicate to management and the full Board the information needs of the Committee. If the Board fails to appoint a Committee Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee.

III.	COMMITTEE MEETINGS
      The Committee shall meet four times a year or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee may require members of management to attend its meetings and to provide pertinent information as necessary. The Committee, or at least its Chair or a majority of the Committee, shall communicate with management and the independent auditors (a) quarterly to review the Company’s financial statements and significant findings based upon the timely review procedures performed, and (b) annually to review the results of the annual audit.

      In addition, at least twice per year, the Committee shall meet privately in executive session with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be addressed.
      The Committee will cause to be kept adequate minutes of all of its proceedings and will either submit the minutes of each of its meetings to the Board, or report the matters raised at each of its meetings directly to the Board.

IV.	DUTIES AND RESPONSIBILITIES
      In furtherance of its purpose, the Committee shall have the following specific duties and responsibilities:
A. MAINTAIN THE COMMITTEE CHARTER
      The Committee is responsible for reviewing and reassessing the adequacy of this Charter at least annually, and for recommending any proposed changes to the Board for approval. The Committee is also responsible for ensuring that this Charter is published as required by SEC regulations.
B. APPOINT AND MONITOR THE INDEPENDENT AUDITORS

Reporting Relationship and Oversight Role
      The independent auditors shall report directly to the Board and the Committee. The Committee has the responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).
      The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purposes of preparing or issuing an audit report or related work. The Committee shall meet with the independent auditors prior to each annual audit to discuss the audit plan, including scope, staffing, locations, reliance upon management and general audit approach. However, it is not the Committee’s responsibility to prepare and certify the Company’s financial statements, to guarantee the independent auditors’ report, or to guarantee other disclosures by the Company.

Pre-Approve Fees Paid to Independent Auditors
      The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and the terms thereof) to be performed for the Company by its independent auditors in accordance with the Company’s Policy for Audit and Non-Audit Services.

Evaluate Results of Independent Auditors’ Work
      At least annually, the Committee shall review with the independent auditors all matters required to be discussed under Statement of Auditing Standards No. 61 and any problems or difficulties the auditors may have encountered in the course of their work. This review should include:

(a) Any restrictions on the scope of activities or access to required information;

(b) Any disagreements with management; and

(c) Any significant changes in the planned scope of the audit.
      The Committee shall obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated. Section 10A(b) relates to illegal acts that have come to the attention of the independent auditors during the course of their work.

Monitor Performance of Independent Auditors
      The Committee shall review and evaluate the experience and qualifications of the senior members of the independent auditor’s team on an annual basis. Also on an annual basis, the Committee shall review with the independent auditors the audit firm’s quality control procedures.

Monitor Independence of Independent Auditors
      The Committee shall monitor the independence of the auditors. To that end, the Committee is responsible for obtaining from the independent auditors a formal written statement delineating all relationships between the auditor and the Company. The statement shall be consistent with Independence Standards Board Standard 1. It is the Committee’s responsibility to actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors.
      The Committee shall ensure rotation of audit partners as required by applicable laws and regulations. As considered necessary, the Committee shall also consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent audit firm on a regular basis.
C. REVIEW FINANCIAL STATEMENTS AND DISCLOSURE MATTERS
      The Committee shall review the annual and quarterly financial statements with management and the independent auditors prior to distribution or filing. The review shall include discussion of:
      (a) Critical accounting policies and practices used in preparation of the financial statements;
      (b) Significant financial reporting issues and judgments made in connection with the preparation of the financial statements including significant changes in selection or application of accounting principles;
      (c) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of using alternative treatments, and the treatment preferred by the independent auditors;
      (d) The independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles applied in its financial reporting;
      (e) All discussions between the independent auditors’ team and the firm’s national office;
      (f) Any unadjusted differences identified by the independent auditors that were not booked by management in the financial statements;
      (g) Any other major issues regarding accounting or auditing principles and practices;
      (h) The adequacy of internal controls that could significantly affect the Company’s financial statements;
      (i) The Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation”;
      (j) The effect of regulatory and accounting initiatives on the financial statements;
      (k) The effect of pro-forma figures on the financial statements;
      (l) Any financial information or earnings guidance provided to analysts or rating agencies; and
      (m) Any correspondence with regulators or governmental agencies, and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.
D. CODE OF BUSINESS CONDUCT AND ETHICS
      The Committee is responsible for reviewing and reassessing the adequacy of the Company’s Code of Business Conduct and Ethics and for recommending changes as deemed appropriate.

E. ESTABLISH PROCEDURES TO ADDRESS COMPLAINTS
      In accordance with Section 301 of the Act, the Committee shall establish a process that allows employees to submit, in a confidential and anonymous manner, concerns they may have regarding questionable accounting or auditing practices. The Committee will also establish and implement procedures for the receipt, retention and treatment of concerns received regarding accounting, internal controls or auditing matters.
F. RISK MANAGEMENT
      The Committee shall provide oversight and review at least annually of the Company’s risk management policies, including its investment policies.
G. REVIEW RELATED PARTY TRANSACTIONS
      The Committee shall review all related party transactions for potential conflict of interest situations on an ongoing basis. The Committee must approve all such transactions. Related party transactions are those that are required to be disclosed by SEC Regulation S-K Item 404.
H. REVIEW LEGAL COMPLIANCE
      On at least an annual basis, the Committee shall review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and any inquiries received from regulators or governmental agencies.
I. INFORMATION TECHNOLOGY POLICIES
      At least annually, the Committee shall review the Company’s Corporate Information Technology (IT) Policy and assess the need for changes in light of any risks identified.
J. CURRENCY MATTERS
      On at least an annual basis, the Committee shall review risks related to currency fluctuations and any hedging activities entered into by the Company to mitigate those risks.
K. PREPARE PROXY REPORT
      The Committee shall produce an annual report for inclusion in the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant NASDAQ guidance.
L. SELF EVALUATION
      The Committee shall conduct an annual performance evaluation of itself.
M. ADDITIONAL RESPONSIBILITIES
      In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time.

V.	ACCESS TO ADVISORS
      To the extent that it deems necessary or appropriate, the Committee shall have the authority to retain independent legal, accounting or other advisors at the expense of the Company.

Oregon Law: ORS 60.357
      60.357 General standards for directors. (1) A director shall discharge the duties of a director, including the duties as a member of a committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner the director reasonably believes to be in the best interests of the corporation.
      (2) In discharging the duties of a director, a director is entitled to rely on information, opinions, reports or statements including financial statements and other financial data, if prepared or presented by:
      (a) One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;
      (b) Legal counsel, public accountants or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or
      (c) A committee of the board of directors of which the director is not a member if the director reasonably believes the committee merits confidence.
      (3) A director is not acting in good faith if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (2) of this section unwarranted.
      (4) A director is not liable for any action taken as a director, or any failure to take any action, if the director performed the duties of the director’s office in compliance with this section.

Exhibit B
PIXELWORKS, INC.
2006 Stock Incentive Plan
      1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract, retain and reward individuals who can and do contribute to the Company’s success by providing Employees and Consultants an opportunity to share in the equity of the Company and to more closely align their interests with the Company and its shareholders.
      2. Definitions. As used herein, the following definitions shall apply:

2.1. Administrator” shall mean the Board or any of its Committees appointed to administer the Plan, in accordance with Section 4.1.

2.2. “Board” shall mean the Board of Directors of the Company.

2.3. “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4. “Committee” shall mean a committee appointed by the Board in accordance with Section 4.1 of the Plan.

2.5. “Common Stock” shall mean the common stock of the Company.

2.6. “Company” shall mean Pixelworks, Inc., an Oregon corporation.

2.7. “Consultant” shall mean any non-Employee who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services and any Director of the Company whether compensated for such services or not.

2.8. “Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Company; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, provided, further, that on the ninety-first day of such leave (where re-employment is not guaranteed by contract or statute) the Grantee’s Incentive Stock Option shall automatically convert to a Nonqualified Stock Option; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

2.9. “Director” shall mean a member of the Board.

2.10. “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.11. “Employee” shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary. Neither the payment of a director’s fee by the Company nor service as a Director or Consultant shall be sufficient to constitute “employment” by the Company.

2.12. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.13. “Fair Market Value” shall mean, as of any date, the value of a Share determined as follows:

2.13.1. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, Fair Market Value shall be the closing sales price for a Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, if the date of determination does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market

Value shall be established shall be the last day on which the Common Stock was so traded prior to the date of determination, or such other appropriate day as shall be determined by the Administrator, in its sole discretion;

2.13.2. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; provided, if the date of determination does not fall on a day on which the Common Stock has been so quoted, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so quoted prior to the date of determination, or such other appropriate day as shall be determined by the Administrator, in its sole discretion;

2.13.3. In the absence of an established market for the Common Stock, the Fair Market Value of a Share shall be determined in good faith by the Administrator.

2.14. “Grantee” shall mean an Employee or Consultant who holds an Option or Stock Appreciation Right, or their permitted successor or legal representative.

2.15. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.16. “Nonqualified Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.17. “Notice of Grant” shall mean a written notice evidencing certain terms and conditions of an individual Option or Stock Appreciation Right. The Notice of Grant is part of the Option or Stock Appreciation Right Agreement.

2.18. “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.19. “Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

2.20. “Option Agreement” shall mean a written agreement between the Company and a Grantee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

2.21. “Optioned Stock” shall mean the Shares subject to an Option or Stock Appreciation Right.

2.22. “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

2.23. “Plan” shall mean this 2006 Stock Incentive Plan.

2.24. “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.25. “Sale” or “Sold” shall include, with respect to the sale of Shares under the Plan, the sale of Shares for any form of consideration specified in Section 8.2, as well as a grant of Shares for consideration in the form of past or future services.

2.26. “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

2.27. “SAR Agreement” means a written agreement between the Company and a Grantee evidencing the terms and conditions of an individual Stock Appreciation Right. The SAR Agreement is subject to the terms and conditions of the Plan.

2.28. “Stock Appreciation Right” or “SAR” shall mean a right to receive from the Company, with respect to each Share as to which the SAR is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the exercise date over its Fair Market Value on the date the SAR was granted. Such payment will be made solely in Shares valued at Fair Market Value on the exercise date.

2.29. “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
      3. Stock Subject to the Plan.

3.1. Subject to the provisions of Section 3.2 below and the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to Options, SARs and/or Sold under the Plan is 4,000,000 shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

3.2. If an Option or SAR should expire, or become unexercisable for any reason, or is otherwise terminated or forfeited, without having been exercised in full, the Optioned Stock which was subject thereto shall, unless the Plan shall have been terminated, become available for future Option or SAR grants and/or Sales under the Plan. If any Shares issued pursuant to a Sale or exercise of an Option or SAR shall be reacquired, canceled or forfeited for any reason, such Shares shall become available for future Option or SAR grants and/or Sales under the Plan, unless the Plan shall have been terminated. If any reacquired, canceled or forfeited Shares were originally issued upon exercise of an Incentive Stock Option, then once so reacquired, canceled or forfeited, such Shares shall not be considered to have been issued for purposes of applying the limitation set forth in Section 3.3 below.

3.3. Notwithstanding any other provision of this Section 3, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall be 4,000,000.
      4. Administration of the Plan.

4.1. Procedure.

4.1.1. Multiple Administrative Committees. If permitted by Rule 16b-3, the Plan may be administered by different Committees with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

4.1.2. Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option or SAR grants or Sales to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

4.1.3. Administration With Respect to Other Persons. With respect to Option or SAR grants or Sales to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by the Board or a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

4.2. Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

4.2.1. to grant Incentive Stock Options, Nonqualified Stock Options, or SARs;

4.2.2. to authorize Sales of Shares hereunder;

4.2.3. to determine, upon review of relevant information, the Fair Market Value of a Share;

4.2.4. to determine the exercise/purchase price per Share of Options or SARs to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8.1 of the Plan;

4.2.5. to determine the Employees or Consultants to whom, and the time or times at which, Options or SARs shall be granted and the number of Shares to be represented by each Option or SAR;

4.2.6. to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

4.2.7. to administer and interpret the Plan;

4.2.8. to prescribe, amend and rescind rules and regulations relating to the Plan;

4.2.9. to determine the terms and provisions of each Option or SAR granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option or SAR;

4.2.10. to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

4.2.11. to accelerate (with the consent of the Grantee) the exercise date of any Option;

4.2.12. to accelerate (with the consent of the Grantee or purchaser of Shares) the vesting restrictions applicable to Shares Sold or Options or SARs granted under the Plan;

4.2.13. to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option, SAR or Sale of Shares previously granted or authorized by the Administrator;

4.2.14. to determine the transfer or vesting restrictions, repurchase rights or other restrictions applicable to Shares issued under the Plan;

4.2.15. to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, but only at the time of an Option or SAR grant or Sale of Shares;

4.2.16. to approve forms for use under the Plan;

4.2.17. To reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that the Administrator may not reduce the exercise price of any outstanding Option without shareholder approval; and

4.2.18. to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.3. Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Grantees and any other holders of any Shares Sold under the Plan.
      5. Eligibility.

5.1. Persons Eligible. Options and SARs may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option, SAR or Sold Shares may, if he or she is otherwise eligible, be granted additional Options, SARs or Sold additional Shares.

5.2. ISO Limitation. To the extent that the aggregate Fair Market Value of Shares subject to a Grantee’s Incentive Stock Options granted by the Company, any Parent or Subsidiary which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.2, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

5.3. Section 5.2 Limitations. Section 5.2 of the Plan shall apply only to an Option evidenced by an Option Agreement which sets forth the intention of the Company and the Grantee that such Option shall qualify as an Incentive Stock Option. Section 5.2 of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intention of the Company and the Grantee that such Option shall be a Nonqualified Stock Option.

5.4. No Right to Continued Employment. The Plan shall not confer upon any Grantee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate their employment or consulting relationship at any time, with or without cause.

5.5. Other Limitations. The following limitations shall apply to grants of Options or SARs to Employees:

5.5.1. No Employee shall be granted, in any fiscal year of the Company, Options or SARs to acquire more than 300,000 Shares.

5.5.2. In connection with his or her initial employment, an Employee may be granted Options or SARs for up to an additional 300,000 Shares which shall not count against the limit set forth in subsection 5.5.1 above.

5.5.3. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11.

5.5.4. If an Option or SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option or SAR shall be counted against the limits set forth in subsections 5.5.1 and 5.5.2 above.
      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan. However, if the Company’s shareholders approve an increase in the number of Shares available for issuance under section 3.1, such approval shall be deemed the adoption of a new plan with respect to the increased number of Shares, which may be issued for a term of ten (10) years following the date of such shareholder approval.
      7. Term of Options and SARs. The term of each Option and SAR shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an

Incentive Stock Option granted to a Grantee who, on the date the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.
      8. Exercise/Purchase Price and Consideration.

8.1. Exercise/ Purchase Price. The per Share exercise/ purchase price for the Shares to be issued pursuant to exercise of an Option, SAR or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

8.1.1. In the case of an Incentive Stock Option

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant.

(2) granted to any other Employee, the per Share exercise price shall be at least one hundred percent (100%) of the Fair Market Value on the date of grant.

8.1.2. In the case of a Nonqualified Stock Option, SAR or Sale, the per Share exercise/purchase price shall be at least one hundred percent (100%) of the Fair Market Value on the date of grant or Sale, as the case may be.

8.2. Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

8.2.1. cash;

8.2.2. check;

8.2.3. promissory note;

8.2.4. transfer to the Company of Shares which

(1) in the case of Shares acquired upon exercise of an Option, have been owned by the Grantee for more than six months on the date of transfer, and

(2) have a Fair Market Value on the date of transfer equal to the aggregate exercise price of the Shares to be acquired;

8.2.5. if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price;

8.2.6. such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans and issuances of capital stock under applicable corporate and securities laws and the Code; or

8.2.7. any combination of the foregoing methods of payment.

If the Fair Market Value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8.2, the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsection 8.2.5 above.

      9. Exercise of Option or SAR.

9.1. Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Grantee, and as shall be permissible under the terms of the Plan.

An Option or SAR may not be exercised for a fraction of a Share. If the exercise of a SAR would result in the issuance of a fractional Share, the Shares to be issued shall be rounded to the nearest whole Share.

An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the Grantee and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and Section 8.2 of the Plan. Each Grantee who exercises an Option or SAR shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. A Grantee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option or SAR. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Subject to section 3, exercise of an Option or settlement of a SAR shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Option or SAR by the number of Shares issued upon such exercise.

9.2. Termination of Employment or Consulting Relationship. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s death or Disability), the Grantee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.3. Disability of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, the Grantee may exercise his or her Option or SAR at any time within twelve (12) months from the date of such termination, but only to the extent that the Grantee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Notice of Grant). If, at the date of termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

9.4. Death of Grantee. In the event of the death of a Grantee, the Option or SAR may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Notice of Grant), by the Grantee’s estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death. If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after death, the Grantee’s estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.5. Rule 16b-3. Options or SARs granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      10. Nontransferability of Options and SARs. Except as otherwise specifically provided in the Option or SAR Agreement, an Option or SAR may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Grantee only by the Grantee or, if incapacitated, by his or her legal guardian or legal representative.
      11. Adjustments Upon Changes in Capitalization or Merger.

11.1. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or SAR and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or SARs have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option or SAR, as well as the price per share of Common Stock covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Optioned Shares.

11.2. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option or SAR will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Board and give each Grantee the right to exercise Grantee’s Option or SAR as to all or any part of the Optioned Stock subject to the Option or SAR, including Shares as to which the Option or SAR would not otherwise be exercisable.

11.3. Merger or Asset Sale. Except as otherwise provided in an Option or SAR Agreement, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option or SAR shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that each Grantee shall have the right to exercise the Grantee’s Options or SARs as to all or any part of the Optioned Stock subject to the Option or SAR, including Shares as to which the Option or SAR would not otherwise be exercisable. If the Administrator determines that an Option or SAR shall be exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be so exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the

Administrator may specify in the notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed or substituted if, following the merger or sale of assets, the Option or SAR confers the right to purchase, for each Share of Optioned Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Optioned Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent substantially equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets. The determination of such substantial equality of value of consideration shall be made by the Administrator and its determination shall be conclusive and binding.

      12. Time of Granting Options or SARs. The date of grant of an Option or SAR shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or SAR. Notice of the determination shall be given to each Grantee within a reasonable time after the date of such grant.
      13. Amendment and Termination of the Plan.

13.1. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

13.2. Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

13.3. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or SARs already granted, and such Options or SARs shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Administrator.
      14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option, SAR or a Sale unless the exercise of such Option, SAR or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
      15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
      16. Liability of Company.

16.1. Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of an Option or SAR or a Sale, the Company may require the person exercising such Option or SAR or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16.2. Grants Exceeding Allotted Shares. If the grant of an Option or SAR causes the number of Shares of Optioned Stock to exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or SAR shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.
      17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.
      18. Market Standoff.

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, a Grantee or other participant in the Plan shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issuable or issued under the Plan, whether pursuant to an Option, SAR or a Sale, without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company’s officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. The limitations of this paragraph shall in all events terminate five years after the effective date of the Company’s initial public offering. Participants shall be subject to the market standoff provisions of this Section 18 only if the officers and directors of the Company are also subject to similar arrangements.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 18, to the same extent the purchased shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 18, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.
PLAN ADOPTION AND AMENDMENT/ ADJUSTMENTS
SUMMARY PAGE

		Section/Effect of	Date of Shareholder
Date of Board Action	Action	Amendment	Approval

, 200	Initial Plan Adoption	N/A	, 200

PIXELWORKS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2006

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Allen H. Alley and Michael D. Yonker, proxy with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Pixelworks, Inc. on May 23, 2006 and any adjournments thereof, with all powers that the undersigned would possess if personally present.

     Whether or not you expect to attend the annual meeting, please vote your shares. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Pixelworks, Inc. account online.

Access your Pixelworks, Inc. shareholder account online via Investor ServiceDirect®(ISD).

Mellon Investor Services LLC, Transfer Agent for Pixelworks, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends

•	View certificate history	•	Make address changes

•	View book-entry information	•	Obtain a duplicate 1099 tax form

		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT PIXELWORKS SHAREHOLDERS VOTE FOR THE PROPOSALS BELOW.	Please Mark Here	☐
for Address Change or Comments SEE REVERSE SIDE

Proposal 1. Election of Directors:

01 Allen H. Alley	02 Mark Christensen
03 James R. Fiebiger	04 C. Scott Gibson
05 Frank Gill	06 Daniel J. Heneghan
07 Bruce Walicek

FOR	WITHHOLD
ALL	FOR ALL
☐	☐
To withhold authority to vote for any nominee(s), write such nominee(s) name(s) below:

		FOR	AGAINST	ABSTAIN
Proposal 2.	Adoption of Pixelworks, Inc. 2006 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Proposal 3.	Ratification of the appointment of KPMG LLP as Pixelworks independent registered public accounting firm for the current fiscal year.	☐	☐	☐
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

Please sign and date as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. Joint owners should each sign. The undersigned hereby acknowledges receipt of Pixelworks’ Proxy Statement and hereby revokes any proxy or proxies previously given. The undersigned acknowledges receipt from Pixelworks, prior to the execution of this proxy, of the Company’s Proxy Statement for the 2006 Annual Meeting and the 2005 Annual Report to Shareholders.

Signature	Signature	Date

▲    FOLD AND DETACH HERE    ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/pxlw		1-866-540-5760		Mark, sign and date
Use the internet to vote your proxy.		Use any touch-tone telephone to		your proxy card and
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	return it in the
you access the web site.		card in hand when you call.		enclosed postage-paid
envelope.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

NOTICE TO EXCHANGEABLE SHAREHOLDERS
     Our records show that you own exchangeable shares (“Exchangeable Shares”) in the capital of Jaldi Semiconductor Corporation (“Jaldi”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights which are, as nearly as practicable, equivalent to those of holders of shares of common stock of Pixelworks, Inc. (“Pixelworks” or “the Company”), the U.S. parent of Jaldi. These rights include the right to attend and vote at meetings of the common shareholders of Pixelworks. The Company will be holding an annual meeting (the “Annual Meeting”) of its common shareholders on May 23, 2006 to:
1.	Elect seven directors to serve for the following year or until their successors are elected;

2.	Adopt the Pixelworks, Inc. 2006 Stock Incentive Plan;

3.	Ratify the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year; and

4.	Transact any other business that properly comes before the meeting.
     At such Annual Meeting you will have voting rights, as described below, equal to the number of Exchangeable Shares you hold. You are permitted to instruct CIBC Mellon Trust Company, the Trustee under the Voting and Exchange Trust Agreement, as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of Pixelworks. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed voting instruction card to the Trustee by 2:00p.m., Eastern Daylight Time on May 19, 2006. Whether or not you plan to attend, please sign, date and return the voting instruction card in the envelope provided in order to ensure that your Exchangeable Shares are represented at the Annual Meeting.
     You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction card. No notice of revocation or later-dated voting instruction card however, will be effective unless received by the Trustee prior to 2:00p.m., Eastern Daylight Time on May 19, 2006.
Information Relating to Pixelworks
     Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of Pixelworks and you, as a holder of Exchangeable Shares, are entitled to receive dividends from Pixelworks payable at the same time as, and equivalent to on a per-share basis, any dividends paid by Pixelworks to holders of its common stock. As a result of the economic and voting equivalency between the Exchangeable Shares and shares of common stock of Pixelworks, you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to Pixelworks not Jaldi. Accordingly, it is information relating to Pixelworks that is relevant to you. Enclosed in this package are Pixelworks’ Proxy Statement and Annual Report, which we urge you to read carefully.
Tualatin, Oregon
April 13, 2006

VOTING INSTRUCTION CARD
DIRECTION GIVEN BY REGISTERED HOLDERS OF EXCHANGEABLE SHARES OF
JALDI SEMICONDUCTOR CORPORATION FOR THE MAY 23, 2006 ANNUAL MEETING
OF SHAREHOLDERS OF PIXELWORKS, INC.
     The undersigned, having read the Notice of Annual Meeting of Shareholders regarding the annual meeting (the “Annual Meeting”) of common shareholders of Pixelworks, Inc. (“Company”) to be held at the Company’s principal executive offices located at 8100 SW Nyberg Road, Tualatin, Oregon on May 23, 2006 at 12:30 p.m., Pacific Time, the Proxy Statement dated April 13, 2006, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct CIBC Mellon Trust Company (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of September 6, 2002, among Jaldi Semiconductor Corporation of Canada (“Jaldi”), the Company, Pixelworks Nova Scotia Company and the Trustee, as follows:
PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR PROPOSALS 1, 2, AND 3 BELOW AND IN ITS DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE SELECT ONE OF A, B OR C:

☐	A.	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

Proposal 1. Election of Directors:

☐ FOR ☐ AGAINST ☐ ABSTAIN

(To withhold authority to vote for any individual nominee, mark the “EXCEPTIONS”
box and strike a line through the nominee’s name below.)
Allen H. Alley
Mark Christensen
James R. Fiebiger
C. Scott Gibson
Frank Gill
Daniel J. Heneghan
Bruce Walicek

Proposal 2. Adopt the Pixelworks, Inc. 2006 Stock Incentive Plan:

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 3. Ratification of the appointment of KPMG LLP as Pixelworks’ independent registered public accounting firm for the current fiscal year:

☐ FOR ☐ AGAINST ☐ ABSTAIN

IF YOU HAVE SELECTED ALTERNATIVE A, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS VOTING INSTRUCTION CARD.

☐	B.	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all Exchangeable Shares of Jaldi held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

IF YOU HAVE SELECTED ALTERNATIVE B, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS VOTING INSTRUCTION CARD.

☐	C.	Deliver a proxy card to to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Jaldi held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat, including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

IF YOU HAVE SELECTED ALTERNATIVE C, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS VOTING INSTRUCTION CARD.
SIGNATURE
Executed on the                                         day of                                         , 2006
Signature:
Print Name:
NOTES:
(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided in Alternative C the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

(2)	To be valid, this Voting Instruction Card must be signed and deposited with CIBC Mellon Trust Company, Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario, M5A 4K9 in the enclosed return envelope or by fax to (416) 368-2502 prior to 2:00 p.m., Eastern Time, on May 19, 2006 or, if the Annual Meeting is adjourned, 48 hours (excluding Sundays and holidays) before any adjourned Annual Meeting.

(3)	If the shareholder is an individual, please sign exactly as your Exchangeable Shares are registered.

If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This voting instruction card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this voting instruction card.

(4)	If a share is held by two or more persons, each should sign this Voting Instruction Card.

(5)	If this Voting Instruction Card is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.